UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or Secton 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018
CHAPARRAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38602	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (405) 478-8770
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 7, 2018, Chaparral Energy, Inc. (the “Company”) entered into the Resignation, Consent and Appointment Agreement and Second Amendment (the “Amendment”) to the Tenth Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as existing administrative agent and issuing bank, Royal Bank of Canada, as successor administrative agent and issuing bank, and the additional lenders party thereto (collectively, the “Lenders”). The Amendment, among other things, (i) substitutes Royal Bank of Canada as the administrative agent in replacement of JPMorgan Chase Bank, N.A.; (ii) substitutes Royal Bank of Canada as the issuing bank in replacement of JPMorgan Chase Bank, N.A.; (iii) effects the resignation of JPMorgan Chase Bank, N.A. and certain other existing lenders under the Credit Agreement and the reallocation of aggregate principal amount of the revolving line of credit among the remaining Lenders; (iv) increases the aggregate principal amount of the revolving line of credit under the Credit Agreement from $400,000,000 to $750,000,000; (v) increases the borrowing base under the Credit Agreement from $265,000,000 to $325,000,000; (vi) decreases the applicable margin on outstanding borrowings under the Credit Agreement by 50 basis points; and (vii) allows the Company to enter into commodity derivative contracts to hedge up to 80% of its internally forecasted production for the first 24 months and up to 80% of estimated production from proved oil and natural gas reserves for the subsequent 36 months.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information regarding the Amendment set forth in Item 1.01 of this Report is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On December 10, 2018, the Company issued a press release announcing the entry into the Amendment described above. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Resignation, Consent and Appointment Agreement and Second Amendment to Tenth Restated Credit Agreement, dated as of December 7, 2018, among Chaparral Energy, Inc., as borrower, JPMorgan Chase Bank, N.A., as existing administrative agent and issuing bank, Royal Bank of Canada, as successor administrative agent and issuing bank, and the additional lenders party thereto.

99.1	Press Release of the Company dated December10, 2018.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2018	CHAPARRAL ENERGY, INC.

	By:	/s/ JOSEPH O. EVANS
	Name:	Joseph O. Evans
	Title:	Chief Financial Officer and Executive Vice President